UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest February 10, 2017

MCIG, INC.

(Exact name of registrant as specified in charter)

Nevada	333-175941	27-4439285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2831 St. Rose Parkway, Suite 200, Henderson, NV		89052
(Address of principal executive offices)		(Zip Code)

570-778-6459

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

As used in this report, the terms “Company,” “our company,” “us,” “mCig,”, “we” and “our” refer to mCig, Inc. unless the context requires otherwise

ITEM 1.01 Entry Into a Material Definitive Agreement

On February 10, 2017, the Company entered into a Cancellation Agreement with Paul Rosenberg, the Company’s Chairman and CEO, whereby the Company will cancel 2,000,000 shares of Series A Preferred Stock in exchange for $200. The Company has elected to retire these shares. The retirement reduces the fully diluted underlying shares of common stock by 4.1%.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Stock Cancellation Agreement

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCIG, INC.

Date: February 13, 2017	By:	/s/ Paul Rosenberg
Paul Rosenberg, Chief Executive Officer

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